EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Steakhouse Partners, Inc. (the "Company") on Form 10-K for the fiscal year ended December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph L. Wulkowicz Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, a amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                            /s/ Joseph L. Wulkowicz
                            -------------------------------
                            Joseph L. Wulkowicz
                            Chief Financial Officer Assistant
                            Secretary
                            (Serving as principal financial and accounting Officer)

                            August 16, 2004